UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 18, 2023

Clever Leaves Holdings Inc.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-39820	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Bodega 19-B Parque Industrial Tibitoc P.H, Tocancipá - Cundinamarca, Colombia	N/A
(Address of principal executive offices)	(Zip Code)

(561) 634-7430
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common shares without par value	CLVR	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one common share at an exercise price of $11.50	CLVRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, Schultze Special Purpose Acquisition Sponsor, LLC (the “Sponsor”), a Delaware limited liability company was issued 4,900,000 warrants (the “Warrants”) to purchase common shares, without par value (the “Common Shares”) of Clever Leaves Holdings Inc. (the “Company”), with each Warrant entitling the Sponsor to purchase 1/30th of a Common Share at an exercise price of $11.50 per Warrant (or $345.00 per Common Share), which reflects the reverse share split effected by the Company at approximately 5:00 p.m. Eastern Time on August 24, 2023 in accordance with the terms of the warrant agreement dated as of December 10, 2018, as amended.

On or about June 2023, the Sponsor transferred the Warrants to Schultze Master Fund, Ltd., a Cayman Islands exempted company (“Master Fund”), the majority owner of the Sponsor. On December 18, 2023, the Company entered into a warrant termination agreement (the “Warrant Termination Agreement”) with Master Fund, pursuant to which the parties agreed to cancel and terminate all Warrants held by Master Fund, effective as of the date of the Warrant Termination Agreement. The foregoing description is qualified in its entirety by reference to the terms of the Warrant Termination Agreement, a copy of which is being filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Warrant Termination Agreement, dated December 18, 2023, by and between Clever Leaves Holdings Inc. and Schultze Master Fund, Ltd.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clever Leaves Holdings Inc.

By:	/s/ Henry R. Hague, III
Name:	Henry R. Hague, III
Title:	Chief Financial Officer

Date: December 20, 2023